1933 Act Registration No. 333-169081

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] PRE-EFFECTIVE AMENDMENT NO. 3
[   ] POST-EFFECTIVE AMENDMENT NO. ___

Name of Registrant:
CALVERT WORLD VALUES FUND, INC.
(Calvert Capital Accumulation Fund)

Address of Principal Executive Offices:
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Registrant's Telephone Number:
800-368-2745

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

Approximate Date of Proposed Public Offering
(Date of Reorganization):
November 29, 2010

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.


CALVERT IMPACT FUND, INC.
Calvert Mid Cap Value Fund
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814
1-800-368-2745

October 8, 2010

Dear Investor:

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., on November 15, 2010 in connection with the proposed reorganization of the Fund into the Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of Calvert Mid Cap Value Fund for shares of equal value of the corresponding class of Calvert Capital Accumulation Fund. If the reorganization is approved by shareholders, you will become a shareholder of Calvert Capital Accumulation Fund. Details of the proposed reorganization, the voting process and the special meeting are set forth in the enclosed Prospectus/Proxy Statement. The Board of Directors of Calvert Impact Fund, Inc., including myself, believes this reorganization offers you the opportunity to pursue your goals in a larger fund with a stronger performance history. The Directors have approved the reorganization and believe the reorganization is in the best interests of the Calvert Mid Cap Value Fund and you, as a shareholder. The Directors recommend that you vote FOR this proposal.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed material, and complete and mail your voting card as soon as you can, whether or not you plan to attend the special meeting. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the meeting. All properly executed proxy cards must be received by 10:00 a.m., Eastern Time, on November 15, 2010. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 800-368-2745.

Sincerely,

[SIGNATURE]

Barbara J. Krumsiek

President

CALVERT IMPACT FUND, INC.
Calvert Mid Cap Value Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 15, 2010

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., a Maryland corporation, will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Monday, November 15, 2010 and any adjournments thereof (the "Special Meeting"), for the following purposes:

  To consider and act on an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all of the assets of the Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., to the Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., in exchange for shares of Calvert Capital Accumulation Fund and the assumption by Calvert Capital Accumulation Fund of all known liabilities of Calvert Mid Cap Value Fund. The Plan also provides for distribution of these shares of Calvert Capital Accumulation Fund to shareholders of Calvert Mid Cap Value Fund in liquidation and subsequent termination of Calvert Mid Cap Value Fund.

  To transact any other business that may properly come before the Special Meeting and any adjournments thereof.

On behalf of Calvert Mid Cap Value Fund, the Board of Directors of Calvert Impact Fund, Inc. has fixed the close of business on August 31, 2010 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

October 8, 2010

By Order of the Board of Directors,

[SIGNATURE]

William M. Tartikoff, Esq.
Vice President and Secretary

PROSPECTUS/PROXY STATEMENT

Dated October 8, 2010

Acquisition of the Assets of
CALVERT MID CAP VALUE FUND
a series of Calvert Impact Fund, Inc.

By and in Exchange for Shares of
CALVERT CAPITAL ACCUMULATION FUND
a series of Calvert World Values Fund, Inc.

INTRODUCTION

This Prospectus/Proxy Statement relates to the proposed transfer (the "Reorganization") of all of the assets of the Calvert Mid Cap Value Fund ("Calvert Mid Cap Value Fund" or the "Target Fund") to the Calvert Capital Accumulation Fund ("Calvert Capital Accumulation Fund" or the "Acquiring Fund") in exchange for Class A, Class C and Class I shares of Calvert Capital Accumulation Fund. Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund may also be referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds".

Following the transfer, if approved by Calvert Mid Cap Value Fund's shareholders, Calvert Capital Accumulation Fund shares will be distributed to shareholders of Calvert Mid Cap Value Fund in liquidation of Calvert Mid Cap Value Fund and Calvert Mid Cap Value Fund will be dissolved. As a result of the proposed transaction, each shareholder of Calvert Mid Cap Value Fund will receive that number of full and fractional Class A, Class C or Class I shares of Calvert Capital Accumulation Fund equal in total value on the business day immediately prior to the Reorganization to the value of the shares of the corresponding class of Calvert Mid Cap Value Fund which such shareholder currently holds, and Calvert Mid Cap Value Fund will be terminated as a series of Calvert Impact Fund, Inc.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Calvert Capital Accumulation Fund that a prospective investor should know before voting on the proposed Reorganization. The transaction will occur only if Calvert Mid Cap Value Fund shareholders vote in favor of the transfer.

The approximate date on which this Prospectus/Proxy Statement, a Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about October 8, 2010.

A Statement of Additional Information dated October 8, 2010 relating to this Prospectus/Proxy Statement and the proposed reorganization (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC"). The Reorganization SAI is incorporated by reference in its entirety into this Prospectus/Proxy Statement. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)

The following documents relating to both Calvert Mid Cap Value Fund (SEC File No. 811-10045) and Calvert Capital Accumulation Fund (SEC File No. 811-06563) have been filed with the SEC, and information relating to both Funds contained in each of the following documents is incorporated by reference into this Prospectus/Proxy Statement:

Calvert Mid Cap Value Fund
Class A and Class C Prospectus relating to the Calvert Mid Cap Value Fund dated January 31, 2010, as revised August 2, 2010
Class I Prospectus relating to the Calvert Mid Cap Value Fund dated January 31, 2010, as revised August 2, 2010
Statement of Additional Information of Calvert Impact Fund, Inc. relating to the Calvert Mid Cap Value Fund dated January 31, 2010, as revised August 2, 2010
Annual Report to Shareholders of Calvert Impact Fund, Inc. relating to the Calvert Mid Cap Value Fund for the year ended September 30, 2009
Semi-Annual Report to Shareholders of Calvert Impact Fund, Inc. relating to the Calvert Mid Cap Value Fund for the period ended March 31, 2010

Calvert Capital Accumulation Fund
Class A, Class B, Class C and Class I Prospectus relating to the Calvert Capital Accumulation Fund dated January 31, 2010, as revised August 2, 2010, which accompanies this Prospectus/Proxy Statement
Class I Prospectus relating to the Calvert Capital Accumulation Fund dated January 31, 2010, as revised August 2, 2010, which accompanies this Prospectus/Proxy Statement
Statement of Additional Information of Calvert World Values Fund, Inc. relating to the Calvert Capital Accumulation Fund dated January 31, 2010, as revised August 2, 2010
Annual Report to Shareholders of Calvert World Values Fund, Inc. relating to the Calvert Capital Accumulation Fund for the year ended September 30, 2009
Semi-Annual Report to Shareholders of Calvert World Values Fund, Inc. relating to the Calvert Capital Accumulation Fund for the period ended March 31, 2010

Copies of any of the above documents, as well as copies of the Reorganization SAI, may be obtained upon request and without charge by writing the Funds at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745 toll-free.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC's internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in each Fund involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS


Synopsis	5
Investment Objective and Strategies	7
Risk Factors	10
Purchases, Exchanges, Redemptions and Distributions	12
Expense Comparison	13
Investment Advisor and Portfolio Management Team	17
Performance Comparison	18
Reasons for the Reorganization	21
Information about the Reorganization	23
Comparative Information on Shareholder Rights	27
General Information about the Funds	28
Financial Statements and Experts	28
Voting Information	28
Shareholder Proposals	31
Other Business	32
Adjournment	32
Exhibit A - Agreement and Plan of Reorganization	33


SYNOPSIS

This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and Exhibit A.

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds, and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as EXHIBIT A.

The Proposed Transaction. The Board of Directors (the "Directors") of Calvert Impact Fund, Inc. has authorized the Fund to enter into the Plan, providing for the following:

  The transfer of all the assets of Calvert Mid Cap Value Fund to Calvert Capital Accumulation Fund in exchange for shares of the corresponding class of Calvert Capital Accumulation Fund and the assumption by Calvert Capital Accumulation Fund of all known liabilities of Calvert Mid Cap Value Fund.

  Following the transfer, Calvert Capital Accumulation Fund shares will be distributed to the shareholders of Calvert Mid Cap Value Fund in liquidation of Calvert Mid Cap Value Fund, and Calvert Mid Cap Value Fund will be dissolved.

  As a result of the proposed transaction, each shareholder of Calvert Mid Cap Value Fund will receive that number of full and fractional Class A, Class C or Class I shares of Calvert Capital Accumulation Fund with a total value on the business day immediately preceding the Reorganization equal to the value of the shares of the corresponding class of Calvert Mid Cap Value Fund which such shareholder currently holds.

The material terms of the Plan are described in more detail in "Information about the Reorganization" below.

Reasons for the Reorganization. The Directors believe that the proposed Reorganization would be in the best interest of the shareholders of Calvert Mid Cap Value Fund. In reaching this decision, the Directors considered the terms and conditions of the Reorganization, along with the following, among other factors:

  The relatively small size of Calvert Mid Cap Value Fund and the likelihood that it will not increase in size in the foreseeable future;

  The fact that Calvert Mid Cap Value Fund shareholders will remain invested in an open-end fund with a larger level of assets, lower expenses and the opportunity for improved performance;

  The compatibility of the investment objective, investment policy and risks of Calvert Capital Accumulation Fund with those of Calvert Mid Cap Value Fund, and the fact that both Funds use investment criteria that includes sustainability and social responsibility factors;

  The fact that both Funds are managed by the same investment advisor and subadvisor;

  The likelihood that Calvert Mid Cap Value Fund shareholders, as part of a larger fund, may benefit from reduced overall operating expenses per share as a result of certain economies of scale expected after the Reorganization;

  The fact that shareholders of Calvert Mid Cap Value Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and

  The tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes.

The Board of Directors of Calvert World Values Fund, Inc. has also approved the proposed Reorganization on behalf of Calvert Capital Accumulation Fund. Those Directors considered, among other things, the terms and conditions of the Reorganization, the opportunity to add assets to Calvert Capital Accumulation Fund, and the fact that the Reorganization is expected to be tax-free for federal income tax purposes. Those Directors also determined that the interests of the shareholders of Calvert Capital Accumulation Fund would not be diluted as a result of the transactions contemplated by the Reorganization, and concluded that the proposed Reorganization would be in the best interests of the shareholders of Calvert Capital Accumulation Fund. The votes of the shareholders of Calvert Capital Accumulation Fund are not being solicited by this Prospectus/Proxy Statement because their approval or consent is not necessary for the Reorganization.

For the reasons described in this Prospectus/Proxy Statement and subject to the approval of Calvert Mid Cap Value Fund's shareholders, the Directors, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), have concluded that the Reorganization of Calvert Mid Cap Value Fund into Calvert Capital Accumulation Fund would be in the best interest of the shareholders of Calvert Mid Cap Value Fund, and recommend shareholder approval. The Reorganization is expected to be completed on or about November 29, 2010.

Overview of the Funds subject to the Reorganization. Calvert Mid Cap Value Fund is a separate diversified series of Calvert Impact Fund, Inc., an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. Calvert Capital Accumulation Fund is a separate non-diversified series of Calvert World Values Fund, Inc., an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act.

The investment objectives of both Funds are similar. Both Funds invest in mid-cap equity securities that meet the respective Fund's investment criteria, including financial, sustainability and social responsibility factors.

Calvert Asset Management Company, Inc. ("Calvert" or the "Advisor") serves as the investment advisor, and New Amsterdam Partners LLC serves as the investment subadvisor, for both Funds.

As of August 31, 2010, the net assets of Calvert Mid Cap Value Fund were $36,893,751 and the net assets of Calvert Capital Accumulation Fund were $96,359,292.

Tax Consequences. Pursuant to the Plan, as a condition to closing of the Reorganization, Calvert Mid Cap Value Fund has received an opinion and consent of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Calvert Capital Accumulation Fund shares received by a shareholder will be the same as the tax basis of the shareholder's shares of Calvert Mid Cap Value Fund. In addition, the tax basis of Calvert Mid Cap Value Fund's assets in the hands of Calvert Capital Accumulation Fund as a result of the Reorganization will be the same as the tax basis of such assets in the hands of Calvert Mid Cap Value Fund prior to the Reorganization. See "Information about the Reorganization" below.

Purchase, Exchange and Redemption Procedures, and Dividend Policy. The Funds have identical procedures for purchasing, exchanging and redeeming shares, and for receiving distributions. The Calvert Mid Cap Value Fund offers three classes of shares: Class A, Class C and Class I. The Calvert Capital Accumulation Fund offers four classes of shares: Class A, Class B, Class C and Class I. The comparable classes of each Fund have similar sales charges. As indicated below, you will not pay a sales charge in connection with the Reorganization. See "Purchase, Exchange and Redemption Procedures, and Dividend Policies" below.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective. The Funds' investment objectives are similar, as detailed below:

The investment objective of Calvert Mid Cap Value Fund is to seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value, and which satisfy the Fund's investment criteria, including financial, sustainability and social responsibility factors. The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-size companies. The Fund currently defines mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index ($263 million to $13.8 billion as of December 31, 2009). The Fund normally seeks to have a weighted average market capitalization of between $2 billion and $10 billion.

The investment objective of Calvert Capital Accumulation Fund is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. The Fund invests primarily in the common stocks of mid-size U.S. companies. The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index ($263 million to $15.5 billion as of December 31, 2009). The Fund normally seeks to have a weighted average market capitalization between $2 billion and $12 billion.

The investment objective of each Fund may be changed by their respective Board of Directors without shareholder approval.

Principal Investment Strategies. The Funds' principal investment strategies are in general, substantially similar because each Fund invests in mid-cap equity securities that meet the Fund's investment criteria, including financial, sustainability and social responsibility factor; however, certain investment methods utilized by the Funds to seek their objectives differ, as indicated below:

The Calvert Mid Cap Value Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-size companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Calvert Capital Accumulation Fund does not have this requirement though it does undertake to similarly invest "primarily" in mid-size companies.

While the Calvert Mid Cap Value Fund considers the intrinsic value of stocks, stocks chosen for the Calvert Capital Accumulation Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

Principal Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined under the Investment Company Act of 1940, as amended.

The Funds have the same fundamental investment restrictions, except that the Calvert Mid Cap Value Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act, whereas the Calvert Capital Accumulation Fund is not classified as a diversified investment company.

(1) No Fund may make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. (Calvert Mid Cap Value Fund only)

(2) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a Fund's total assets (including the amount borrowed).

(4) No Fund may underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

(5) No Fund may invest directly in commodities or real estate, although a Fund may invest in financial futures, and a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the SEC staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

A Fund may invest up to 10% of its net assets in reverse repurchase agreements, as a form of borrowing.

Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.

Sustainable and Socially Responsible Investing. The Funds have the same sustainability and social responsibility investment criteria. Each Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Special Investment Programs. As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, both Funds may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert - High Social Impact Investments and Special Equities.

High Social Impact Investments is a program that targets a percentage of a Fund's assets (up to 1% for the Calvert Mid Cap Value Fund and up to 3% for the Calvert Capital Accumulation Fund). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds' sustainable and socially responsible investment criteria. The Calvert Mid Cap Value Fund has not begun to make any investments under this program.

Special Equities is a program that allows a Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are subject to a Fund's limit on illiquid securities (which is no more than 15% of a Fund's net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Capital Accumulation Fund has not made any investments under this program, and the Calvert Mid Cap Value Fund does not participate in this program.

RISK FACTORS

As mid-cap equity funds, both Funds invest in similar types of securities and therefore have substantially similar principal investment risks. You could lose money on your investment in a Fund, or a Fund could underperform, because of the risks described below. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Midcap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

As a result of the differences between the Funds discussed above regarding value investing, the Calvert Mid Cap Value Fund has the following additional principal risks, which are not principal risks of the Calvert Capital Accumulation Fund:

Value Company Risk. Value stocks may perform differently from the market as a whole, which may not recognize a security's intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors from time to time, during which the Fund may underperform other funds using different investment approaches.

Valuation Risk. A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

Similarly, the Calvert Capital Accumulation Fund has the following additional principal risks, which are not principal risks of the Calvert Mid Cap Value Fund:

Non-diversification Risk. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Certain of the current holdings of Calvert Mid Cap Value Fund may not meet the current investment objective and policies of Calvert Capital Accumulation Fund. Certain of the holdings will likely transfer to Calvert Capital Accumulation Fund following the Reorganization, and certain transaction costs could be incurred in transitioning these holdings out of Calvert Mid Cap Value Fund following the Reorganization.

For a more detailed description of the investment techniques used by the Funds, and for more information concerning the risks associated with investments in the Funds, see the each Fund's Prospectus and SAI.

PURCHASES, EXCHANGES, REDEMPTIONS AND DISTRIBUTIONS

Both Funds have the same policies on purchase, exchanges, redemptions and distributions, as detailed below:

Purchases. Each Fund offers Class A, Class C and Class I shares. The Calvert Capital Accumulation Fund also offers Class B shares, which are not part of this reorganization. Shares of each Fund are sold on a continuous basis at net asset value. All investments are in full and fractional shares.

The minimum initial investment for Class A and C shares of each Fund is $2,000. The minimum initial investment for Class I shares of each Fund is $1,000,000. There is a $250 minimum for additional investments. Each Fund may waive investment minimums and applicable service fees for certain investors.

Exchanges. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

No contingent deferred sales charge ("CDSC") is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Redemptions. Shares of each Fund may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the Fund is open for business (less any applicable CDSC or redemption fee). Each Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

Redemption Fee. In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee may be waived in certain circumstances.

Dividends. Each Fund pays dividends from its net investment income annually. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes. Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer).

For more detailed information regarding the Funds' purchase, exchange and redemption procedures, including how their shares are priced, and their dividend policies, see the Funds' Prospectuses and SAIs.

EXPENSE COMPARISON

The following tables allow you to compare the sales charges and expenses of each Fund, and the tables titled "Combined Fund" show what the sales charges and expenses of the Calvert Capital Accumulation Fund are estimated to be assuming the Reorganization takes place. You will not pay an initial or deferred sales charge in connection with the Reorganization.

The expense amounts set forth in the tables and the examples are based on the fiscal year of the Target Fund and of the Acquiring Fund ended March 31, 2010. The expense amounts in the table and example for the Combined Fund are based on the annualized estimated combined expenses of the Acquiring Fund and the Target Fund for the six months ended March 31, 2010. Management does not expect fund expenses, as disclosed in the September 30, 2009 Annual Report to Shareholders for Calvert Capital Accumulation Fund, to materially deviate in the fiscal year ending on September 30, 2010.

SHAREHOLDER FEES (fees paid directly from your account)

	(Target Fund)
	Calvert Mid Cap Value Fund
	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (Class A and Class C) or 7 days of purchase (Class I)[1]	2.00%	2.00%	2.00%

	(Acquiring Fund)
	Calvert Capital Accumulation Fund
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	none
Maximum deferred sales charge (load) (as a % of purchase or redemption proceeds, whichever is lower)[1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (Class A and Class C) or 7 days of purchase (Class I)	2.00%	2.00%	2.00%

	(Combined Fund)
	Calvert Capital Accumulation Fund Pro Forma
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of purchase or redemption proceeds, whichever is lower)[1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (Class A and Class C) or 7 days of purchase (Class I)	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

	(Target Fund)
	Calvert Mid Cap Value Fund
	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.85%	1.43%	0.50%
Total annual Fund operating expenses	2.00%	3.33%	1.25%
Less fee waiver and/or expense reimbursement[2]	(0.41%)	(0.74%)	(0.39%)
Net expenses	1.59%	2.59%	0.86%


	(Acquiring Fund)
	Calvert Capital Accumulation Fund
	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.75%
Distribution and service (12b-1) fees	0.35%	1.00%	None
Other expenses	0.63%	0.81%	0.53%
Total annual Fund operating expenses	1.88%	2.71%	1.28%
Less fee waiver and/or expense reimbursement	--	--	(0.42%)[2]
Net expenses	1.88%	2.74%	0.86%

	(Combined Fund)
	Calvert Capital Accumulation Fund Pro Forma
	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.46%	0.57%	0.21%
Total annual Fund operating expenses	1.61%	2.47%	0.96%
Less fee waiver and/or expense reimbursement[3]	(0.02%)	--	(0.10%)
Net expenses	1.59%	2.47%	0.86%


1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2011. Direct net operating expenses will not exceed 0.86%. Only the Board of Directors of the Fund may terminate the Fund's expense cap for the contractual period.

3 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2013. Direct net operating expenses will not exceed 1.59% for Class A, 2.59% for Class C and 0.86% for Class I. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

NOTE: The annual Fund operating expenses for the Acquiring Fund, Calvert Capital Accumulation Fund, are higher than those of the Calvert Mid Cap Value Fund, prior to the voluntary waiver. The waiver will expire in January 2013.

Examples. These examples are intended to help you compare the cost of investing in Calvert Mid Cap Value Fund versus Calvert Capital Accumulation Fund, assuming the Reorganization takes place. The examples assume that:

    You invest $10,000 in the Fund ($1,000,000 for Class I) for the time periods indicated;

    Your investment has a 5% return each year;

    The Fund's operating expenses remain the same; and

    Any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

(Unaudited)

Number of Years Investment is Held	(Target Fund)
	Calvert Mid Cap Value Fund
	Class A	Class C		Class I
		Sold	Held
1 year	$629	$362	$262	$8,778
3 years	$1,035	$956	$956	$35,798
5 years	$1,466	$1,672	$1,672	$64,883
10 years	$2,660	$3,572	$3,572	$147,693

Number of Years Investment is Held	(Acquiring Fund)
	Calvert Capital Accumulation Fund
	Class A	Class C		Class I
		Sold	Held
1 year	$657	$374	$274	$8,778
3 years	$1,038	$841	$841	$36,439
5 years	$1,443	$1,435	$1,435	$66,196
10 years	$2,571	$3,041	$3,041	$150,832

Number of Years Investment is Held	(Combined Fund)
	Calvert Capital Accumulation Fund Pro Forma
	Class A	Class C		Class I

1 year	$629	$350	$250	$8,778
3 years	$957	$770	$770	$29,456
5 years	$1,308	$1,316	$1,316	$51,561
10 years	$2,294	$2,806	$2,806	$113,721

Investment Advisor and Portfolio Management Team

Investment Management. Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Calvert Capital Accumulation Fund. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of August 31, 2010, Calvert was the investment advisor for 51 mutual fund portfolios and had over $14.5 billion in assets under management.

Investment Advisory Agreement. Under the investment advisory agreement between Calvert World Values Fund, Inc. and the Advisor, Calvert receives an annual fee of 0.65% of the Calvert Capital Accumulation Fund's average daily net assets. (Subadvisory fees paid by Calvert to a Fund's subadvisor are reflected in the total advisory fees paid by the Fund to Calvert, and the advisory fee does not include administrative fees.)

Investment Subadvisory Agreement. Pursuant to an investment subadvisory agreement with Calvert, New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, is the Subadvisor for Calvert Capital Accumulation Fund and is responsible for the day-to-day management of its investment portfolio. New Amsterdam receives a subadvisory fee, paid by Calvert, of 0.25% of the average daily net assets of the Fund. New Amsterdam has managed the assets of Calvert Capital Accumulation Fund since September 2005.

Portfolio Managers. Information is provided below identifying each individual and/or member of the team who is employed by or associated with New Amsterdam and who is primarily (and jointly, as applicable) responsible for the day-to-day management of Calvert Capital Accumulation Fund.

Portfolio Manager Name	Title	Length of Time Managing Fund
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	Since September 2005
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	Since September 2005

The Fund SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in Calvert Capital Accumulation Fund.

The Fund has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Fund's Subadvisor (that is not an "affiliated person" as defined under the 1940 Act) without shareholder approval.

Other Management Arrangements.

Calvert Distributors, Inc. ("CDI"), a subsidiary of Calvert Group, Ltd. and an affiliate of the Advisor, serves as the principal underwriter and distributor for the Fund.

Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Fund.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd. and an affiliate of the Advisor, is the shareholder servicing agent for the Fund.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd. and an affiliate of the Advisor, is the administrator for the Fund.

PERFORMANCE COMPARISON

The following bar chart and table show each Fund's annual returns and its long-term performance, which give some indication of the risks of investing in each Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares each Fund's performance over time with that of an index and an average.

Each Fund's past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

(Target Fund)
Calvert Mid Cap Value Fund
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q3 '09	17.34%
Worst Quarter (of periods shown)	Q4 '08	-25.22%

(Acquiring Fund)
Calvert Capital Accumulation Fund
Year-by-Year Total Return
(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '01	22.34%
Worst Quarter (of periods shown)	Q4 '08	-25.22%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

AVERAGE ANNUAL TOTAL RETURNS
(as of 12-31-09)(with maximum sales charge deducted)
(Target Fund)				(Acquiring Fund)
Calvert Mid Cap Value Fund				Calvert Capital Accumulation Fund
	1 Year	5 Years	Since Inception*		1 Year	5 Years	10 Years
Class A				Class A
Return before taxes	22.22%	(1.82%)	0.25%	Return before taxes	24.14%	(1.92%)	(1.29%)
Return after taxes on distributions	22.16%	(2.00%)	0.07%	Return after taxes on distributions	24.14%	(1.96%)	(1.81%)
Return after taxes on distributions and sale of Fund shares	14.52%	(1.57%)	0.18%	Return after taxes on distributions and sale of Portfolio shares	15.69%	(1.62%)	(1.30%)
Class C	26.07%	N/A	(1.82%)	Class C	28.31%	(1.74%)	(1.59%)
Class I	29.25%	N/A	(0.31%)	Class I	31.71%	(0.09%)	0.19%
Russell Midcap Value Index	34.21%	1.98%	4.12%	Russell Midcap Growth Index	46.29%	2.40%	(0.52%)
Lipper Mid-Cap Core Funds Avg.	36.58%	1.57%	***	Lipper Mid-Cap Growth Funds Avg.	40.40%	1.63%	0.11%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)
*	Inception dates of the share classes of Calvert Mid Cap Value Fund are as follows:	**	Inception dates of the share classes of Calvert Capital Accumulation Fund are as follows:
	Class A: 10/01/04 Class C: 04/01/05 Class I: 06/27/05		Class A: 10/31/94 Class C: 10/31/94 Class I: 03/01/99

*** For comparison purposes to Lipper, performance as of 4/30/05 is as follows: Class C return is -1.11%, and Lipper Mid-Cap Core Funds Average is 2.91%.

Important information about Calvert Capital Accumulation Fund is also contained in management's discussion of Calvert Capital Accumulation Fund's performance, which appears in the most recent Semi-Annual Report of Calvert Impact Fund, Inc. relating to Calvert Capital Accumulation Fund.

REASONS FOR THE REORGANIZATION

The Directors of Calvert Impact Fund, Inc., including the Independent Directors, believe that the proposed Reorganization is in the best interest of the shareholders of Calvert Mid Cap Value Fund. At a special meeting of the Directors held on July 29, 2010, the Directors considered management's recommendation to merge Calvert Mid Cap Value Fund into Calvert Capital Accumulation Fund, along with information provided by management. The Directors reviewed various challenges to the continuing viability of Calvert Mid Cap Value Fund, such as the following:

  The slow asset growth that the Fund has experienced, which can be primarily attributed to the lack of competitive returns necessary to attract assets;

  The fact that with respect to performance, the Fund has lagged its benchmark for the 1-year, 3-year, 5-year and since inception periods and is currently rated two stars by Morningstar; and

  Fund assets and net flows have steadily fallen from their peak in 2007 at $50 million to $38.9 million as of May 31, 2010 due to both market depreciation and outflows.

The Directors also considered potential benefits to the shareholders of the Fund from the Reorganization, including the opportunity for improved performance due Calvert Capital Accumulation Fund's outperformance of Calvert Mid Cap Value Fund over the 1-year, 3-year, 5-year and since inception time periods.

In addition, the Directors considered a number of additional factors, including, but not limited to the following:

  The capabilities, investment experience, and resources of the Advisor;

  The capabilities, investment experience and resources of the Subadvisor to Calvert Capital Accumulation Fund;

  The current size and future growth prospects of Calvert Mid Cap Value Fund compared to those of Calvert Capital Accumulation Fund;

  The compatibility of the investment objective, investment policy and risks of Calvert Capital Accumulation Fund with those of Calvert Mid Cap Value Fund;

  The ability to maintain the same Sustainable and Responsible Investment ("SRI") criteria;

  The expenses, advisory fees and subadvisory fees applicable to Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund before the Reorganization and the lower 12b-1 fee for Class A shares (reducing the fee by ten basis points from 0.35% to 0.25% of average daily net assets), voluntary implementation of an expense cap for Class A and Class C shares (Class I shares already have a commensurate expense cap), and resulting lower net expense ratios for shareholders in Calvert Capital Accumulation Fund after the Reorganization, compared to those of Calvert Mid Cap Value Fund;

  Economies of scale which may potentially be realized as a result of the Reorganization;

  The service features available to shareholders of both Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund;

  The terms and conditions of the Agreement and Plan of Reorganization;

  Whether the Reorganization would result in dilution of the interests of current Calvert Mid Cap Value Fund shareholders;

  The non-taxable treatment of the Reorganization for federal income tax purposes;

  The fact that Calvert Capital Accumulation Fund will assume all known liabilities of Calvert Mid Cap Value Fund; and

  The costs estimated to be incurred to complete the Reorganization, including the fact that each Fund will bear its own expenses in connection with the Reorganization. The Target Fund, Calvert Mid Cap Value Fund, however is subject to contractual expense limitations and the expense ratio of each Class is higher than the applicable expense limitation. Therefore, the reorganization expenses will effectively be borne by the Advisor.

In addition, following this discussion and a further review of the materials and the terms of the Agreement and Plan of Reorganization, the Independent Directors approved the proposed Reorganization and recommended its approval by Calvert Mid Cap Value Fund's shareholders. In connection with their approval, the Independent Directors considered, among other things, that: (1) the Reorganization is to be effected on the basis that the value of Calvert Capital Accumulation Fund shares to be received by Calvert Mid Cap Value Fund's shareholders will be equal to the value of Calvert Mid Cap Value Fund shares surrendered in exchange, and thus shareholders of Calvert Mid Cap Value Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and (2) Calvert Mid Cap Value Fund will receive an opinion of counsel that the exchanges contemplated by the Reorganization would be tax-free for federal income tax purposes.

In connection with their consideration of these matters, the Directors consulted with counsel to the Independent Directors, as appropriate. After considering the above factors, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors believe that the Reorganization of Calvert Mid Cap Value Fund into Calvert Capital Accumulation Fund would be in the best interest of Calvert Mid Cap Value Fund and its shareholders. If approved by shareholders, it is anticipated that the Reorganization will effect shortly after the Special Meeting of Shareholders, including any adjournment thereof.


INFORMATION ABOUT THE REORGANIZATION

The following summary is qualified in it is entirety by reference to the Plan, the form of which is attached as Exhibit A to this Prospectus/Proxy Statement.

Plan of Reorganization. The proposed Agreement and Plan of Reorganization provides that Calvert Capital Accumulation Fund will acquire all the assets of Calvert Mid Cap Value Fund in exchange for shares of Calvert Capital Accumulation Fund and the assumption by Calvert Capital Accumulation Fund of all known liabilities of Calvert Mid Cap Value Fund. The Reorganization is expected to be completed on or about November 29, 2010 or such later date as the parties may mutually agree.

The value of the full and fractional Class A, Class C and Class I shares of Calvert Capital Accumulation Fund to be issued to shareholders of Calvert Mid Cap Value Fund will equal the value of the shares of the respective class of Calvert Mid Cap Value Fund outstanding immediately prior to the Reorganization. Portfolio securities of Calvert Mid Cap Value Fund will be valued in accordance with the valuation practices of Calvert Capital Accumulation Fund.

At the time of the Reorganization, Calvert Mid Cap Value Fund will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute to its shareholders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, Calvert Mid Cap Value Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date full and fractional Class A, Class C or Class I shares of Calvert Capital Accumulation Fund at a total net asset value equal to the value of the shareholder's shares of the corresponding class of Calvert Mid Cap Value Fund computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Calvert Capital Accumulation Fund, representing the respective pro rata number of full and fractional shares of the applicable classes of Calvert Capital Accumulation Fund due shareholders of Calvert Mid Cap Value Fund. Share certificates will not be issued in connection with the Reorganization.

The consummation of the Plan is subject to the conditions set forth therein, including the following: the Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of Calvert Mid Cap Value Fund. As indicated above, the votes of the shareholders of Calvert Capital Accumulation Fund are not being solicited since their approval or consent is not necessary for the Reorganization.

Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan, the respective representations and warranties contained in the Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Fund since March 31, 2010. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Funds and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the "Code") to both Funds and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Prospectus/Proxy Statement, and on other written representations as each Fund, will have verified. The opinion of counsel will indicate to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

  Neither Calvert Mid Cap Value Fund nor Calvert Capital Accumulation Fund will recognize any gain or loss upon the transfer of the assets of Calvert Mid Cap Value Fund to Calvert Capital Accumulation Fund in exchange for Calvert Capital Accumulation Fund shares, and, in the case of Calvert Mid Cap Value Fund, upon the distribution (whether actual or constructive) of Calvert Capital Accumulation Fund shares to Calvert Mid Cap Value Fund shareholders in exchange for their shares of capital stock of Calvert Mid Cap Value Fund;

  The shareholders of Calvert Mid Cap Value Fund who receive Calvert Capital Accumulation Fund shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of Calvert Mid Cap Value Fund for Calvert Capital Accumulation Fund shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

  The tax basis of Calvert Capital Accumulation Fund shares received by shareholders of Calvert Mid Cap Value Fund will be the same as the tax basis of the shares of capital stock of Calvert Mid Cap Value Fund surrendered in the exchange; and the holding period of Calvert Capital Accumulation Fund shares received by each shareholder of Calvert Mid Cap Value Fund will include the period during which the shares of Calvert Mid Cap Value Fund exchanged therefore were held by such shareholder, provided the shares of Calvert Mid Cap Value Fund were held as a capital asset on the date of the Reorganization; and

  The tax basis of Calvert Mid Cap Value Fund's assets acquired by Calvert Capital Accumulation Fund will be the same as the tax basis of such assets to Calvert Mid Cap Value Fund immediately prior to the Reorganization, and the holding period of the assets of Calvert Mid Cap Value Fund in the hands of Calvert Capital Accumulation Fund will include the period during which those assets were held by Calvert Mid Cap Value Fund.

The Plan may be amended by mutual written consent of the parties authorized by the Directors of each party before or after approval of the Plan by shareholders of Calvert Mid Cap Value Fund, but after such approval, no amendment may be made that substantially changes the terms of the Plan.

The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing Date by either party upon notice to the other party, whether before or after approval by shareholders of Calvert Mid Cap Value Fund, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under the Plan or a material covenant of the other party set forth in the Plan has not been fulfilled, or a material default or material breach of the Plan is made by the other party.

Description of Calvert Capital Accumulation Fund Shares. In accordance with the procedures under the Plan as described above, each shareholder of Calvert Mid Cap Value Fund will receive that number of full and fractional Class A, Class C or Class I shares of Calvert Capital Accumulation Fund equal in value at the Valuation Date to the value of the shares of the corresponding class of Calvert Mid Cap Value Fund which such shareholder currently holds. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Because the transfer will be effected at NAV without the imposition of a sales charge, Calvert Mid Cap Value Fund shareholders will receive Calvert Capital Accumulation Fund shares without paying any front-end sales charge or a CDSC as a result of the Reorganization. Calvert Capital Accumulation Fund Class C shares received as a result of the Reorganization will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of and CDSC schedule applicable to the shareholder's original purchase of Calvert Mid Cap Value Fund shares. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Calvert Capital Accumulation Fund will be added to the length of time you held shares in Calvert Mid Cap Value Fund.

After the Reorganization, the value of your shares will depend on the performance of Calvert Capital Accumulation Fund, rather than that of Calvert Mid Cap Value Fund.

Federal Income Tax Consequences. The Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code. Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of Calvert Mid Cap Value Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Calvert Mid Cap Value Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $372,018 and $6,150,178 in Calvert Capital Accumulation Fund at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2016 and September 2017, respectively.

Net realized capital loss carryforwards for federal income tax purposes of $141,286 and $7,271,654 in Calvert Mid Cap Value Fund at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2016 and September 2017, respectively.

Expenses. The total operating expenses of Calvert Capital Accumulation Fund, the surviving fund, after the Reorganization, as a percentage of net assets, are estimated to be less than the current operating expenses for Calvert Mid Cap Value Fund. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, which may thereby lower the expense ratio borne by Calvert Capital Accumulation Fund shareholders after the Reorganization.

Capitalization. The following table shows the capitalization of Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund as of August 31, 2010, and on a pro forma basis the capitalization of Calvert Capital Accumulation Fund as of that date, giving effect to the proposed acquisition of assets at net asset value.


	(Target Fund)	(Acquiring Fund)		(Combined Fund)
	Calvert Mid Cap Value Fund	Calvert Capital Accumulation Fund	Pro Forma Adjustment*, **	Calvert Capital Accumulation Fund Pro Forma ***
Net Assets
Class A	$27,596,131	$77,629,737	--	$105,225,868
Class B****	--	$3,825,339	--	$3,825,339
Class C	$2,346,652	$8,557,498	--	$10,904,150
Class I	$6,818,021	$6,348,935	--	$13,166,956
Total Net Assets	$36,760,804	$96,361,509	--	$133,122,313

Shares Outstanding
Class A	$1,890,309	$3,471,603	($656,135)	$4,705,777
Class B	--	$193,377	--	$193,377
Class C	$168,843	$442,290	($47,569)	$563,564
Class I	$453,543	$266,366	($167,552)	$552,357
All Classes	$2,512,695	$4,373,636	($871,256)	$6,015,075

Net Asset Value per Share
Class A	$14.60	$22.36	--	$22.36
Class B	--	$19.78	--	$19.78
Class C	$13.90	$19.35	--	$19.35
Class I	$15.03	$23.84	--	$23.84


* The expected reorganization and proxy solicitation costs are $17,000. The Target Fund, however, is subject to contractual expense limitations and the expense ratio of each Class is higher than the applicable expense limitation. Therefore, the reorganization expenses will effectively be borne by the Advisor.

** Share adjustment is necessary when issuing Calvert Capital Accumulation Fund shares to Calvert Mid Cap Value Fund shareholders because the Funds' net asset values are different.

*** The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

**** Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Calvert Mid Cap Value Fund is a series of Calvert Impact Fund, Inc. and Calvert Capital Accumulation Fund is a series of Calvert World Values Fund, Inc., both Maryland corporations. Following the Reorganization, the operations of Calvert Capital Accumulation Fund will continue to be governed by the Articles of Incorporation and Bylaws of Calvert World Values Fund, Inc. as they now exist. After a comparison of each Fund's organizational documents (i.e., the Articles of Incorporation and By-laws), it is not anticipated that there are any significant differences between the rights of shareholders of Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund.

GENERAL INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file proxy material, reports, and other information with the SEC (Calvert Impact Fund, Inc.: File No. 811-03334 and Calvert World Values Fund, Inc.: File No. 811-06563). Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to shareholders of Calvert Mid Cap Value Fund and the Annual Report to shareholders of Calvert Capital Accumulation Fund for the year ended September 30, 2009, as well as the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm for both Funds, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

The unaudited Semi-Annual Report to shareholders of Calvert Mid Cap Value Fund and the Semi-Annual Report to shareholders of Calvert Capital Accumulation Fund for the six-month period ended March 31, 2010, as well as the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement.

VOTING INFORMATION

Proxies from the shareholders of Calvert Mid Cap Value Fund are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Monday, November 15, 2010, or at such later time or date made necessary by adjournment. Proxies are solicited by mail.

Calvert Impact Fund, Inc. is soliciting voting instructions by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of Calvert Mid Cap Value Fund, or by Computershare Fund Services, a firm which may be retained, if necessary, to assist in the solicitation of proxies and in the distribution and tabulation of proxies.

In accordance with the Plan, Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund are each responsible for payment of their own expenses incurred in connection with the Reorganization. These expenses are estimated to cost approximately $17,000 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganization. The Target Fund, however, is subject to contractual expense limitations and the expense ratio of each Class is higher than the applicable expense limitation. Therefore, the reorganization expenses will effectively be borne by the Advisor.

Quorum and Vote Required. If a quorum (more than 25% of the outstanding shares of Calvert Mid Cap Value Fund entitled to vote) is represented at the meeting, the vote of a majority of the outstanding shares of Calvert Mid Cap Value Fund is required for approval of the Reorganization into Calvert Capital Accumulation Fund. The vote of a majority of the outstanding shares means the vote of the lesser of: (1) 67% or more of the shares entitled to vote and present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy, or (2) more than 50% of the outstanding shares entitled to vote.

Adjournment. If a quorum is present at the meeting but sufficient votes to approve the proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Revocation. You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Calvert Impact Fund, Inc., (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of Calvert Capital Accumulation Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and "broker non-votes" will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal. Those shares present at the meeting by proxy (including abstentions and broker non-votes) will be voted by the named proxies in their discretion with respect to any proposal to adjourn the meeting to allow for further solicitation of proxies.

Record Date. Shareholders of Calvert Mid Cap Value Fund of record at the close of business on August 31, 2010 (the record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of August 31, 2010, as shown on the books of Calvert Mid Cap Value Fund, the following number of each class of shares of the Fund was issued and outstanding:


Class of Shares	Number of Shares Outstanding
Class A	$27,729,878.21
Class C	$2,339,709.05
Class I	$6,824,163.92
All Classes	$36,893,751.18


As of August 31, 2010, the officers and Directors of Calvert Impact Fund, Inc. as a group beneficially owned less than 1% of the outstanding shares of each class of Calvert Mid Cap Value Fund.

As of August 31, 2010, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Fund as shown:


Calvert Mid Cap Value Fund

American Enterprise Investment Service FBO #890000611 Minneapolis, MN	6.82% of Class A

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	5.47% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	18.32% of Class C

Calvert Distributors, Inc. Calvert Moderate Allocation Fund Bethesda, MD	48.43% of Class I

Calvert Distributors, Inc. Calvert Aggressive Allocation Fund Bethesda, MD	33.81% of Class I

Calvert Distributors, Inc. Calvert Conservative Allocation Fund Bethesda, MD	11.21% of Class I

Calvert Capital Accumulation Fund

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	5.91% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	13.44% of Class C

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	55.79% of Class I

Calvert Distributors, Inc. Calvert Moderate Allocation Fund Bethesda, MD	18.19% of Class I

Calvert Distributors, Inc. Calvert Aggressive Allocation Fund Bethesda, MD	14.32% of Class I

Calvert Distributors, Inc. Calvert Conservative Allocation Fund Bethesda, MD	6.30% of Class I

SEI Private Trust Co. c/o Suntrust Oaks, PA	5.18% of Class I


SHAREHOLDER PROPOSALS

Calvert Mid Cap Value Fund has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy material must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS

The Board of Directors of Calvert Impact Fund, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Prospectus/Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting and entitled to vote. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors

[SIGNATURE]

William M. Tartikoff, Esq.
Vice President & Secretary
Calvert Impact Fund, Inc.

THE BOARD OF DIRECTORS OF CALVERT IMPACT FUND, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of July 29, 2010, is between Calvert Impact Fund, Inc. on behalf of Calvert Mid Cap Value Fund, and Calvert World Values Fund, Inc. on behalf of Calvert Capital Accumulation Fund.

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization and liquidation will consist of the transfer of all of the assets of Calvert Mid Cap Value Fund to Calvert Capital Accumulation Fund in exchange for shares of beneficial interest of Calvert Capital Accumulation Fund, the assumption by Calvert Capital Accumulation Fund of all known liabilities of Calvert Mid Cap Value Fund and the distribution of Calvert Capital Accumulation Fund shares to the shareholders of Calvert Mid Cap Value Fund in complete liquidation of Calvert Mid Cap Value Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of Calvert Mid Cap Value Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. Calvert Capital Accumulation Fund shall furnish to Calvert Mid Cap Value Fund such data and information as shall be reasonably requested by Calvert Mid Cap Value Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

(a) Plan of Reorganization. Calvert Mid Cap Value Fund will convey, transfer, and deliver to Calvert Capital Accumulation Fund all of the then-existing assets and property of Calvert Mid Cap Value Fund including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Calvert Mid Cap Value Fund and any deferred or prepaid expenses shown as an assets on the books of Calvert Mid Cap Value Fund at the closing provided for in Section 2(c) of this Agreement (the "Closing"). In consideration thereof, Calvert Capital Accumulation Fund agrees at the Closing:

(i) to deliver to Calvert Mid Cap Value Fund in exchange for the assets, the number of full and fractional shares of common stock of Calvert Capital Accumulation Fund ("Calvert Capital Accumulation Fund Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares to be issued shall be determined by dividing the per share net asset value of Calvert Mid Cap Value Fund Shares (rounded to the nearest millionth) by the net asset value per share of Calvert Capital Accumulation Fund (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of Calvert Mid Cap Value Fund as of the close of business on the Closing date (the "Closing Date"). It is expressly agreed that there will be no sales charge to Calvert Mid Cap Value Fund, or to any of the shareholders of Calvert Mid Cap Value Fund upon distribution of Calvert Capital Accumulation Fund Shares to them; and

(b) Liabilities to be Assumed. Calvert Capital Accumulation Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of Calvert Mid Cap Value Fund prepared on behalf of such Fund, as of the Valuation Date (as defined in Section 3(a)), in accordance with generally accepted accounting principles consistently applied from the prior audited period and certified by the Controller of Calvert Mid Cap Value Fund. Calvert Capital Accumulation Fund shall assume only those liabilities of Calvert Mid Cap Value Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of Calvert Mid Cap Value Fund.

(c) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the later of the satisfaction of all representations and warranties contained herein, receipt of all necessary regulatory approvals, or the final adjournment of the meeting of shareholders of Calvert Mid Cap Value Fund at which the Plan will be considered, or

(ii) such later date as the parties may mutually agree.

3. VALUATION OF NET ASSETS

(a) The value of Calvert Mid Cap Value Fund's net assets to be transferred to Calvert Capital Accumulation Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert Capital Accumulation Fund's prospectus.

(b) The net asset value per share of Calvert Capital Accumulation Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert Capital Accumulation Fund's Controller using the same valuation procedures as set forth in Calvert Capital Accumulation Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Calvert Mid Cap Value Fund's net assets using the valuation procedures as set forth in Calvert Mid Cap Value Fund's prospectus to be transferred to Calvert Capital Accumulation Fund pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Mid Cap Value Fund, shall be furnished by Calvert Mid Cap Value Fund to Calvert Capital Accumulation Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert Capital Accumulation Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Capital Accumulation Fund, shall be furnished by Calvert Capital Accumulation Fund to Calvert Mid Cap Value Fund at the Closing.

In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of Calvert Capital Accumulation Fund or Calvert Mid Cap Value Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Calvert World Values Fund, Inc. or Calvert Impact Fund, Inc., accurate appraisal of the value of the net assets of Calvert Capital Accumulation Fund or Calvert Mid Cap Value Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

Calvert Impact Fund, Inc. and Calvert World Values Fund, Inc. agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of Calvert Capital Accumulation Fund and those determined in accordance with the pricing policies and procedures of Calvert Mid Cap Value Fund.

4. LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, Calvert Mid Cap Value Fund will distribute pro rata to Calvert Mid Cap Value Fund shareholders of record as of the close of business on the Closing Date the shares of Calvert Capital Accumulation Fund received by Calvert Mid Cap Value Fund pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert Capital Accumulation Fund in the names of each such shareholder of Calvert Mid Cap Value Fund, representing the respective pro rata number of full shares and fractional interests in shares of Calvert Capital Accumulation Fund due to each. No such shareholder accounts shall be established by Calvert Capital Accumulation Fund or the transfer agent for Calvert Capital Accumulation Fund except pursuant to written instructions from Calvert Mid Cap Value Fund, and Calvert Mid Cap Value Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Calvert Mid Cap Value Fund shareholder a pro rata share of the number of shares of Calvert Capital Accumulation Fund received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert Capital Accumulation Fund or its transfer agent to each shareholder of Calvert Mid Cap Value Fund receiving such distribution of shares of Calvert Capital Accumulation Fund informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing holdings of shares of Calvert Capital Accumulation Fund shall not be issued in connection with the Reorganization. Ownership of shares of Calvert Capital Accumulation Fund will be shown on the books of Calvert Capital Accumulation Fund's transfer agent.

(d) As promptly as is practicable after the liquidation of Calvert Mid Cap Value Fund, and in no event later than 12 months from the date of this Agreement, Calvert Mid Cap Value Fund shall be terminated pursuant to the provisions of the Plan and its By-laws and Articles of Incorporation.

(e) Immediately after the Closing Date, the share transfer books of Calvert Mid Cap Value Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5. ARTICLES OF INCORPORATION AND BY-LAWS

(a) Articles of Incorporation. The Articles of Incorporation of Calvert World Values Fund, Inc., which governs its series, Calvert Capital Accumulation Fund, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation until amended as provided by law.

(b) By-laws. The By-laws of Calvert World Values Fund, Inc., which govern its series, Calvert Capital Accumulation Fund, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with Calvert World Values Fund, Inc.'s Articles of Incorporation or said By-laws.

6. REPRESENTATIONS AND WARRANTIES OF CALVERT CAPITAL ACCUMULATION FUND

(a) Organization, Existence, etc. Calvert Capital Accumulation Fund is a duly organized series of Calvert World Values Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has the power to carry on its business as it is now being conducted. Currently, Calvert World Values Fund, Inc. is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Capital Accumulation Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert World Values Fund, Inc., of which Calvert Capital Accumulation Fund is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Calvert Capital Accumulation Fund has 250,000,000 shares of common stock, $0.01 par value, of which as of March 31, 2010, 4,304,779 shares were outstanding, and no shares were held in the treasury of Calvert Capital Accumulation Fund. All of the outstanding shares of Calvert Capital Accumulation Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Capital Accumulation Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Calvert Capital Accumulation Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. Calvert World Values Fund, Inc. has the power to enter into the Plan on behalf of its series Calvert Capital Accumulation Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert World Values Fund, Inc. and no other proceedings by Calvert World Values Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Capital Accumulation Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Litigation. To the knowledge of Calvert World Values Fund, Inc. there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Capital Accumulation Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(g) Contracts. Except for contracts and agreements previously disclosed to Calvert Mid Cap Value Fund under which no default exists, Calvert World Values Fund, Inc. on behalf of Calvert Capital Accumulation Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(h) Registration Statement. Calvert Capital Accumulation Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Calvert Capital Accumulation Fund issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert Capital Accumulation Fund, as pertain to Calvert Capital Accumulation Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Mid Cap Value Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(i) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7. REPRESENTATIONS AND WARRANTIES OF CALVERT MID CAP VALUE FUND

(a) Organization, Existence, etc. Calvert Mid Cap Value Fund is a duly organized series of Calvert Impact Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, Calvert Impact Fund, Inc. is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Mid Cap Value Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on the business as now being conducted.

(b) Registration as Investment Company. Calvert Impact Fund, Inc., of which Calvert Mid Cap Value Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Calvert Mid Cap Value Fund has 250,000,000 shares of common stock, $0.01 par value, of which as of March 31, 2010, 2,462,056 shares were outstanding, respectively; and no shares were held in the treasury. All of the outstanding shares of Calvert Mid Cap Value Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Mid Cap Value Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Calvert Mid Cap Value Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The audited financial statements of Calvert Mid Cap Value Fund for the year ended September 30, 2009, to be delivered to Calvert Capital Accumulation Fund, will fairly present the financial position of Calvert Mid Cap Value Fund as of September 30, 2009, and the results of its operations and changes in net assets for the year then ended. The unaudited financial statements of Calvert Mid Cap Value Fund for the period ended March 31, 2010 ("Calvert Mid Cap Value Fund Financial Statements") fairly present the financial position of Calvert Mid Cap Value Fund as of March 31, 2010, and the results of its operations and changes in net assets for the period then ended.

(e) Authority Relative to this Agreement. Calvert Impact Fund, Inc. has the power to enter into the Plan on behalf of its series Calvert Mid Cap Value Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Mid Cap Value Fund and, except for approval by the holders of its capital stock, no other proceedings by Calvert Impact Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Mid Cap Value Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Liabilities. There are no liabilities of Calvert Mid Cap Value Fund whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Mid Cap Value Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 2010, or otherwise previously disclosed to Calvert Capital Accumulation Fund, none of which has been materially adverse to the business, assets, or results of operations of Calvert Mid Cap Value Fund.

(g) Litigation. To the knowledge of Calvert Impact Fund, Inc., there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Mid Cap Value Fund or its respective assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Calvert Capital Accumulation Fund under which no default exists, Calvert Impact Fund, Inc., on behalf of Calvert Mid Cap Value Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of Calvert Mid Cap Value Fund have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. Calvert Mid Cap Value Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of Calvert Mid Cap Value Fund since commencement of operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of Calvert Mid Cap Value Fund as of the Effective Time of the Reorganization will be owned by Calvert World Values Fund, Inc. on behalf of Calvert Capital Accumulation Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. Calvert Mid Cap Value Fund will cooperate with Calvert Capital Accumulation Fund in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to Calvert Capital Accumulation Fund the information relating to Calvert Mid Cap Value Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Calvert Mid Cap Value Fund:

(i) will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert Capital Accumulation Fund, insofar as it relates to Calvert Mid Cap Value Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Mid Cap Value Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8. CONDITIONS TO OBLIGATIONS OF CALVERT CAPITAL ACCUMULATION FUND

The obligations of Calvert Capital Accumulation Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Discharge of Liabilities. Calvert Mid Cap Value Fund shall endeavor to have discharged all of its known liabilities and obligations prior to the Effective Time of the Reorganization.

(b) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, Calvert Mid Cap Value Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Calvert Mid Cap Value Fund since March 31, 2010. As of the Effective Time of the Reorganization, Calvert Capital Accumulation Fund shall have received a certificate from Calvert Mid Cap Value Fund satisfactory in form and substance to Calvert Capital Accumulation Fund indicating that they have met the terms stated in this Section.

(c) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Calvert Capital Accumulation Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Capital Accumulation Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Mid Cap Value Fund and the shareholders of Calvert Mid Cap Value Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Mid Cap Value Fund in connection with the Reorganization, and on such other written representations as Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither Calvert Mid Cap Value Fund nor Calvert Capital Accumulation Fund will recognize any gain or loss upon the transfer of the assets of Calvert Mid Cap Value Fund to Calvert Capital Accumulation Fund in exchange for Calvert Capital Accumulation Fund Shares and upon the distribution (whether actual or constructive) of Calvert Capital Accumulation Fund Shares to the shareholders of Calvert Mid Cap Value Fund in exchange for their shares of capital stock of Calvert Mid Cap Value Fund;

(ii) the shareholders of Calvert Mid Cap Value Fund who receive Calvert Capital Accumulation Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Calvert Mid Cap Value Fund for Calvert Capital Accumulation Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Capital Accumulation Fund Shares received by Calvert Mid Cap Value Fund's shareholders will be the same as the basis of the shares of capital stock of Calvert Mid Cap Value Fund surrendered in the exchange, the holding period of Calvert Capital Accumulation Fund shares received by each shareholder of Calvert Mid Cap Value Fund will include the period during which the shares of Calvert Mid Cap Value Fund exchanged therefor were held by such shareholder, provided the shares of Calvert Mid Cap Value Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Calvert Mid Cap Value Fund's assets acquired by Calvert Capital Accumulation Fund will be the same as the basis of such assets to Calvert Mid Cap Value Fund immediately prior to the Reorganization, and the holding period of the assets of Calvert Mid Cap Value Fund in the hands of Calvert Capital Accumulation Fund will include the period during which those assets were held by Calvert Mid Cap Value Fund.

(e) Opinion of Counsel. Calvert Capital Accumulation Fund shall have received the opinion of counsel for Calvert Mid Cap Value Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Capital Accumulation Fund, to the effect that:

(i) Calvert Impact Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) Calvert Mid Cap Value Fund is a series of Calvert Impact Fund, Inc.; and

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Impact Fund, Inc., and the Plan has been duly executed and delivered by Calvert Impact Fund, Inc. on behalf of Calvert Mid Cap Value Fund and, assuming due authorization, execution, and delivery of the Plan by Calvert World Values Fund, Inc., is a valid and binding obligation of Calvert Impact Fund, Inc. and its series, Calvert Mid Cap Value Fund.

9. CONDITIONS TO OBLIGATIONS OF CALVERT MID CAP VALUE FUND

The obligations of Calvert Mid Cap Value Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of Calvert Mid Cap Value Fund. This means that a majority of the outstanding voting securities of Calvert Mid Cap Value Fund must be approved by the lesser of: (i) 67% of the shares of Calvert Mid Cap Value Fund entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of Calvert Mid Cap Value Fund entitled to vote.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert Capital Accumulation Fund shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert Capital Accumulation Fund since March 31, 2010. As of the Effective Time of the Reorganization, Calvert Mid Cap Value Fund shall have received a certificate from Calvert Capital Accumulation Fund satisfactory in form and substance to Calvert Mid Cap Value Fund indicating that it has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Calvert Mid Cap Value Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Mid Cap Value Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Capital Accumulation Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Mid Cap Value Fund in connection with the Reorganization, and on such other written representations as Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither Calvert Mid Cap Value Fund nor Calvert Capital Accumulation Fund will recognize any gain or loss upon the transfer of the assets of Calvert Mid Cap Value Fund to Calvert Capital Accumulation Fund in exchange for Calvert Capital Accumulation Fund Shares and upon the distribution (whether actual or constructive) of Calvert Capital Accumulation Fund Shares to the shareholders of Calvert Mid Cap Value Fund in exchange for their shares of capital stock of Calvert Mid Cap Value Fund;

(ii) the shareholders of Calvert Mid Cap Value Fund who receive Calvert Capital Accumulation Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Calvert Mid Cap Value Fund for Calvert Capital Accumulation Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Capital Accumulation Fund Shares received by Calvert Mid Cap Value Fund's shareholders will be the same as the basis of the shares of capital stock of Calvert Mid Cap Value Fund surrendered in the exchange, and the holding period of Calvert Capital Accumulation Fund shares received by each shareholder of Calvert Mid Cap Value Fund will include the period during which the shares of Calvert Mid Cap Value Fund exchanged therefor were held by such shareholder, provided the shares of Calvert Mid Cap Value Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Calvert Mid Cap Value Fund assets acquired by Calvert Capital Accumulation Fund will be the same as the basis of such assets to Calvert Mid Cap Value Fund immediately prior to the Reorganization, and the holding period of the assets of Calvert Mid Cap Value Fund in the hands of Calvert Capital Accumulation Fund will include the period during which those assets were held by Calvert Mid Cap Value Fund.

(e) Opinion of Counsel. Calvert Mid Cap Value Fund shall have received the opinion of counsel for Calvert Capital Accumulation Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Mid Cap Value Fund, to the effect that:

(i) Calvert World Values Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) Calvert Capital Accumulation Fund is a series of Calvert World Values Fund, Inc.;

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert World Values Fund, Inc., and the Plan has been duly executed and delivered by Calvert World Values Fund, Inc. on behalf of Calvert Capital Accumulation Fund and, assuming due authorization, execution, and delivery of the Plan by Calvert Impact Fund, Inc., is a valid and binding obligation of Calvert World Values Fund, Inc. and its series, Calvert Capital Accumulation Fund;

(iv) Calvert Capital Accumulation Fund Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of common stock of Calvert Capital Accumulation Fund.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of Calvert Mid Cap Value Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) Calvert Mid Cap Value Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Capital Accumulation Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Capital Accumulation Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Capital Accumulation Fund.

(d) Calvert Capital Accumulation Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Mid Cap Value Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Mid Cap Value Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Mid Cap Value Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Calvert Mid Cap Value Fund, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2010, if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

The expenses incurred in connection with this Reorganization will be paid by the respective Fund.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, Calvert Mid Cap Value Fund and Calvert Capital Accumulation Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT IMPACT FUND, INC.
on behalf of Calvert Mid Cap Value Fund

By: /s/ Barbara J. Krumsiek
Name: Barbara J. Krumsiek
Title: President

CALVERT WORLD VALUES FUND, INC.
on behalf of Calvert Capital Accumulation Fund

By: /s/ William M. Tartikoff
Name: William M. Tartikoff
Title: Vice President and Secretary


Calvert World Values Fund, Inc.

PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Item 23(b) of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $13 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1	Articles of Incorporation incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

2	By-Laws incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

3	Inapplicable.

4	Agreement and Plan of Reorganization incorporated by reference to Registrant's Form N-14, August 27, 2010, accession number 0000884110-10-000017.

5	Instruments defining the rights of security holders, incorporated by reference to Exhibits 1 and 2.

6

Investment Advisory Agreement (CAMCO) incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001. Addendum to Investment Advisory Agreement (International Opportunities Fund) incorporated by reference to Registrant's Post-Effective Amendment No. 21, May 30, 2007, accession number 0000884110-07-000010.

7

Underwriting (Distribution) Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 19, January 30, 2006, accession number 0000884110-06-000002.  Underwriting (Distribution) Schedules I, II, III incorporated by reference to Registrant's Post-Effective Amendment No. 19, January 30, 2006, accession number 0000884110-06-000002. Amended Schedules II and III to Underwriting Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 21, February 9, 2007, accession number 0000884110-07-000004. Amended Schedules II and III to Underwriting Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 23, October 31, 2008, accession number 0000884110-08-000018.

8	Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

9

Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 14, January 31, 2001, accession number 0000884110-01-000001. Amended Schedule to Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 21, February 9, 2007, accession number 0000884110-07-000004.

10

Plan of Distribution for Class A incorporated by reference to Registrant's Post-Effective Amendment No. 19, January 30, 2006, accession number 0000884110-06-000002.  Plan Schedule A for Class A incorporated by reference to Registrant's Post-Effective Amendment No. 19, January 30, 2006, accession number 0000884110-06-000002. Amended Schedules to Plans of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 21, February 9, 2007, accession number 0000884110-07-000004.

11	Opinion of Counsel, incorporated by reference to Registrant's Form N-14, September 15, 2010, accession number 0000884110-10-000020.

12	Opinion and Consent of Counsel on Tax Matters, incorporated by reference to Registrant's Form N-14, September 15, 2010, accession number 0000884110-10-000020.

13

Amended Master Transfer Agency and Service Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 21, May 30, 2007, accession number 0000884110-07-000010. Form of Amended Schedule A to the Amended Master Transfer Agency and Service Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 21, May 30, 2007, accession number 0000884110-07-000010.

14	Consent of Independent Auditors to Calvert World Values Fund, Inc., incorporated by reference to Registrant's Form N-14, September 15, 2010, accession number 0000884110-10-000020.

15	Inapplicable.

16	Form N-14 Power of Attorney Forms, incorporated by reference to Registrant's Form N-14, September 15, 2010, accession number 0000884110-10-000020.

17	Form of Proxy Card incorporated by reference to Registrant's Form N-14, August 27, 2010, accession number 0000884110-10-000017.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 7th day of October 2010.

CALVERT WORLD VALUES FUND, INC.

By:

___________**_________________
Barbara Krumsiek
Senior Vice President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 7th day of October, 2010 by the following persons in the capacities indicated.

Signature	Title

__________**____________ D. WAYNE SILBY	PRESIDENT AND DIRECTOR

__________**____________ JOHN G. GUFFEY, JR.	DIRECTOR

__________**____________ BARBARA J. KRUMSIEK	SENIOR VICE PRESIDENT AND DIRECTOR

__________**____________ RONALD M. WOLFSHEIMER	TREASURER (PRINCIPAL ACCOUNTING OFFICER)

__________**____________ REBECCA L. ADAMSON	DIRECTOR

__________**____________ RICHARD L. BAIRD, JR.	DIRECTOR

__________**____________ MILES DOUGLAS HARPER, III	DIRECTOR

__________**_____________ JOY V. JONES	DIRECTOR

__________**____________ TERRENCE J. MOLLNER	DIRECTOR

__________**____________ SYDNEY MORRIS	DIRECTOR

**By: /s/ Ivy Wafford Duke
                Ivy Wafford Duke

Executed by Ivy Wafford Duke, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney Forms, incorporated by reference to Registrant's Form N-14, September 15, 2010, accession number 0000884110-10-000020.